VIATAR

CTC SOLUTIONS



Cancer Therapy Based on Removing Circulating Tumor Cells From Whole Blood

May 2015

Safe Harbor Statement

This presentation contains, and any accompanying oral presentation would no doubt contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Viatar CTC Solutions Inc. and our business. Forward-looking statements include all statements that are not historical facts and generally can be identified by terms such as anticipates, believes, could, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would, or the negative of those terms and similar expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

All forward looking statements contained in this presentation speak only as of the date hereof, and except as required by law, we assume no obligation to update these forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation highlights basic information about us. Because it is a summary, it does not contain all of the information that you should consider before investing in our securities.

Viatar is a medtech company focused on the treatment of patients with metastatic cancer

- Our lead product, the *Viatar™ Therapeutic Oncopheresis System*, removes circulating tumor cells (CTCs) from whole blood using label-free cross-flow filtration

  - Pending regulatory approval targeted for 2016, it will be used as a periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers

- This proprietary technology also powers our liquid biopsy products, which are CTC collection systems for use in downstream molecular analysis

  - These provide a significantly greater quantity and purity of CTCs for personalized medicine by genetic testing companies, researchers and medical oncologists

Investment Highlights

Viatar's therapeutic oncopheresis system addresses a large and under-served market: metastatic cancer

Much less expensive than FDA-approved targeted therapies

Viatar's liquid biopsy products address the hottest diagnostic market: personalized medicine

Near term commercialization opportunity for these products in Europe and Canada with CE Mark (2016)

Printer cartridge business model provides long-term, high margin revenue

Strong portfolio of owned pending patents

Overview

Public company (OTC Pink: VRTT) via Form S-1

Founded in 2008, based in Lowell MA (near Boston)

Raised $15 million from founder, friends and angel investors

Recently obtained $1.5 million financing commitment for 2015

Seasoned management team with impressive record growing medical technology companies

Chairman and founder, Mr. Ilan Reich, was President and Co-CEO of Inamed Corp: during that affiliation its market cap grew from $25M to $500M



VIATAR

Cancer Demographics



Major Types of Cancer
Millions of People Worldwide
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Incidence
Mortality
1.8
1.6
1.7
0.5
1.4
0.7
1.0
0.7
1.1
0.3
7.1
4.4
Lung
Breast
Colorectal
Stomach
Prostate
Other types

14.1 million new cancer cases annually

8.2 million cancer deaths annually

10 million patients annually have Stage IV metastatic disease

90% of cancer deaths are due to metastatic disease

Top 5 cancers account for 50% of patients

http://globocan.iarc.fr/Pages/fact_sheets_cancer.aspx

VIATAR

CTCs Drive Metastasis



Primary Tumor
Attachment
Local Breakdown
Blood Vessel
CTC
Secondary Tumor

Adapted from National Cancer Institute

Millions of CTCs detach daily from a tumor and enter the bloodstream

CTCs contain DNA from the primary tumor

CTCs are responsible for starting the metastatic cascade at distant sites ***and*** accelerated growth at the primary tumor

Comen, E., Norton, L. & Massague, J. Clinical implications of cancer self-seeding. *Nature Reviews Clinical Oncology* 8, 369-377 (2011)

CTCs + Platelets + WBCs = Metastasis

Circulating Tumor Cells
Platelets
WBCs (White Blood Cells)

First published photographs of the metastatic process, using time-progression images from autopsied mice


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1 min
30 min
2 h

Until recently the precise mechanisms that guide the establishment of metastatic tumors were unknown

CTCs emit signals which attract platelets, which then attract white blood cells to form metastatic niches within 2 hours

Labelle, et al, Platelets guide the formation of early metastatic niches.
www.pnas.org/cgi/doi,10.1073/pnas.1411082111

VIATAR

Breaking Any of Those Links = No Metastasis

Circulating Tumor Cells
Platelets
WBCs (White Blood Cells)


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1 min
30 min
2 h

MIT study (2014) showed that interfering with either CTCs, platelets or WBCs ***stops*** the metastatic process

Potential therapeutics are 10-12 years away

Commercial release target for Viatar therapeutic oncopheresis system is just 18 months away

VIATAR

Viatar: Therapeutic Oncopheresis

Viatar's technology impedes the metastatic cascade by simply removing CTCs from a patient's circulating blood using our innovative filtration technology



- Will remove a significant number of CTCs from whole blood during a 4 hour session, similar to dialysis extracting toxins
- Pilot study (2016): 16 patients treated an average of 3x per week for up to 6 months

Endpoints	When Measured
Number of CTCs	Every 2 weeks: blood test
Response rate (size of tumors)	Every 2 months: CT scan

VIATAR

Pilot Study Endpoint: Number of CTCs



OS According to CTC Status Through Follow-up
Group | Description | N (%) | Median OS in Months (95% CI)
1 | <5 CTCs at All Time Points | 83 (47%) | 22.6 (20.4 to >45)
2 | ≥5 at Baseline & <5 CTCs at Last Draw | 38 (21%) | 19.8 (14.6 to 31.6)
3 | <5 at Early Draw & ≥5 CTCs at Last Draw | 17 (10%) | 10.6 (6.1 to 16.2)
4 | ≥5 CTCs at All Time Points | 39 (22%) | 4.1 (2.8 to 6.4)
Curve Comparison | Logrank P-Value*
1 vs. 2 | 0.2023
1 vs. 3 | 0.0017
1 vs. 4 | <0.0001
2 vs. 3 | 0.1025
2 vs. 4 | <0.0001
3 vs. 4 | 0.0045
*P-values not adjusted for multiple hypothesis tests
Probability of Survival (%)
Time From Baseline (Months)

Numerous clinical studies show:

Number of CTCs is a powerful tool to predict overall survival

Key for a successful cancer therapy is to reduce the number of CTCs to the "safe zone"

A drop in the number of CTCs after treatment from 12 to 3 leads to significantly improved overall survival

Hayes DF, et al. Circulating Tumor Cells at Each Follow-up Time Point During Therapy of Metastatic Breast Cancer Patients Predict Progression-Free and Overall Survival *Clin Cancer Res* 2006;12(14): 4218-4224.

Removing CTCs = Increased Survival







End point free (%)
150
100
50
0
p-value: 0.0001
Hazard ratio:
Ratio: 10.77
95% CI of ratio: 3.212–36.13
Control group I
Experimental
0
10
20
30
40
50
60
Days

A recent animal study removed CTCs ***just once*** from mice with ovarian cancer

- ➢ Significantly slowed tumor progression (10.77 times)
- ➢ Increased overall survival by 32%

Scarberry, et al, Targeted removal of migratory tumor cells by functionalized magnetic nanoparticles impedes metastasis and tumor progression. Nanomedicine (2011) **6**(1), 69-79

Therapeutics Target CTCs = Increased Survival

- Recent FDA approved therapies improve survival for metastatic patients by manipulating signal pathways on T-cells, so that they are reprogrammed to kill CTCs
- Significant breakthroughs in cancer therapy, but very expensive ($100K to $300K)

Therapy	Mode of Action	Clinical Results
Sipuleucel-T (Provenge)	Autologous immune T-cells from prostate cancer patients reprogramed to recognize and kill CTCs	Overall survival increased 19%: from 21.7 months to 25.8 months
Ipilimumab (Yervoy)	Activation of the immunoglobulin protein receptor CTLA-4 on T-cells to kill CTCs	Overall survival increased 56%: from 6.4 months to 10 months
Nivolumab (Opvido)	Activation of the immune checkpoint molecule PD-1 on T-cells to kill CTCs	32% of participants showed tumor shrinkage; this lasted for more than six months in one-third of the participants who experienced this effect
Pembrolizumab (Keytrudata)	Activation of the immune checkpoint molecule PD-1 on T-cells to kill CTCs	One year survival in advanced melanoma patients was 69%

Key Viatar Technology Aspects



Blood from Patient
CTCs
Filter Membrane
Blood to Patient



Filters out CTCs using label-free cross-flow filtration, with precise pores and blood flow rates

Exploit size, shape and deformation differences between CTCs and normal blood components

Made from micro-machined polymer that passes billions of blood cells per second

Five pending patents with coverage until 2035

Extracorporeal processing of blood

Diagnostic and therapeutic uses

Projected Profitability Model

Goals: to make cancer a chronic disease and to reduce the cost of cancer care to healthcare systems


Annual Cost of Chronic Care
Cancer
Dialysis
HIV
Diabetes
123,000
80,000
25,000
10,000
-
25,000
50,000
75,000
100,000
125,000
Viatar: $15,000

Revenues: 1% market share of metastatic cancer patients = $1.5 billion

- Base unit (~$4,000): five year life
- Filter fluid circuit ($150 per treatment): printer cartridge model

Gross margin: 70%

- High volume, automated production of filters

Operating margin: 30%

Capital Structure

	Shares as of April 30, 2015 (in millions)
Common Stock	17.9
Warrants	0.5
Fully-diluted Common	18.4
Series A Preferred Stock	4.0

The Common Stock and Series A Preferred Stock have an 80/20 split of any dividends and proceeds from the sale of the Company.

Comparable Companies

Market Capitalization:

CTC Diagnostics:

Angle PLC (AGL)	$59M
Biocept (BIOC)	$54M

Genetic Testing:

Cancer Genetics (CGIX)	$105M
Foundation Medicine (FMI)	$744M
Genomic Health (GHDX)	$899M

Immunotherapies:

Bristol-Myers Squibb (BMY)	$113B
Merck (MRK)	$170B

Investment Highlights

Viatar's therapeutic oncopheresis system addresses a large and under-served market: metastatic cancer

Much less expensive than FDA-approved targeted therapies

Viatar's liquid biopsy products address the hottest diagnostic market: personalized medicine

Near term commercialization opportunity for both product areas in Europe and Canada with CE Mark (2016)

Printer cartridge business model provides long-term, high margin revenue

Strong portfolio of owned pending patents

Contact Information

Viatar CTC Solutions Inc.
116 John Street
Suite 10
Lowell, MA 01852
(617) 299-6590
www.viatarctcsolutions.com

Ilan Reich, Chairman & CEO
(646) 732-2057
ilan.reich@viatarctcsolutions.com